EXHIBIT 99

                =================================================

                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                                   [UBS LOGO]


                       PRELIMINARY BACKGROUND INFORMATION

                  MASTR Adjustable Mortgage Trust Series 2004-9





                                   DISCLAIMER

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR UBS INVESTMENT
                       BANK FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                   MASTR Adjustable Loan Trust, Series 2004-9

----------------------------------------------------------------------------------------
            Approximate
             Principal            Principal/                WAL         Expected Ratings
  Class      Amount(1)          Interest Type         (Yrs) Call (15)       TBA/TBA
1-A-1(2)    $176,000,000    Super Senior, Floater           1.59            AAA/Aaa
1-A-2(3)     $24,000,000    Super Senior, Floater           5.84            AAA/Aaa
1-A-3(4)    $168,000,000    Super Senior, Floater           2.10            AAA/Aaa
1-A-4(5)     $12,000,000   Senior Support, Floater          8.17            AAA/Aaa
1-A-5(6)     $25,000,000       Senior, Floater              2.45            AAA/Aaa
1-A-6(7)     $18,000,000   Senior Support, Floater          5.58            AAA/Aaa
2-A-1(8)    $295,000,000    Super Senior, Floater           2.45            AAA/Aaa
2-A-2(9)     $25,000,000       Senior, Floater              2.45            AAA/Aaa
2-A-3(10)    $32,360,000   Senior Support , Floater         2.45            AAA/Aaa
 M1(11)      $28,367,000      Mezzanine/Floater             4.57             AA/Aa2
 M2(12)      $20,441,000      Mezzanine/Floater             4.22              A/A2
 B1(13)       $5,423,000     Subordinate/Floater             3.7           BBB+/Baa1
 B2(14)       $6,675,719     Subordinate/Floater            3.17           BBB-/Baa3

  Total     $834,334,718
----------------------------------------------------------------------------------------

(1)   Approximate, subject to adjustment as described in the Prospectus
      Supplement.

(2) The pass-through rate for the Class 1-A-1 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(3) The pass-through rate for the Class 1-A-2certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(4) The pass-through rate for the Class 1-A-3certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(5) The pass-through rate for the Class 1-A-4 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(6) The pass-through rate for the Class 1-A-5certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(7) The pass-through rate for the Class 1-A-6 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(8) The pass-through rate for the Class 2A-1 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

(9) The pass-through rate for the Class 2A-2 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".

(10) The pass-through rate for the Class 2A-3 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".

(11) The pass-through rate for the Class M-1 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(12) The pass-through rate for the Class M-2 Certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(13) The pass-through rate for the Class B-1 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(14) The pass-through rate for the Class B-2 certificates for each distribution date equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(15)  See "Pricing Prepayment Speed" below.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES

Pricing Prepayment Speed:                 The Certificates will be priced at 30%
                                          CPR.

Payment Date:                             The 25th day of each month (or the
                                          next succeeding business day)
                                          commencing in October 2004.

Estimated Closing Date:                   September 29, 2004

Investor Settlement Date:                 September 30, 2004

Accrued Interest:                         The price to be paid by investors for
                                          the Floating Rate Certificates will
                                          not include accrued interest (i.e.,
                                          settling flat).

Interest Accrual Period:                  The "Interest Accrual Period" for each
                                          Distribution Date with respect to the
                                          Floating Rate Certificates will be the
                                          period beginning with the 25th day of
                                          the prior month (or, in the case of
                                          the first Distribution Date, the
                                          Settlement Date) and ending on the
                                          24th day of the current month (on an
                                          actual/360 day basis).

Certificate Interest Rate:                With respect to any Distribution Date,
                                          the Class 1-A-1, 1-A-2, 1-A-3, 1-A-4,
                                          1-A-5, 1-A-6, 2- A-1, 2-A-2, 2-A-3,
                                          M-1, M-2, B-1 and B-2 Certificate
                                          Interest Rates will be equal to the
                                          lesser of (A) One Month LIBOR plus the
                                          related certificate margin and (B) the
                                          Net WAC Cap.

Current Interest:                         For any class of the Certificates and
                                          any distribution date, the amount of
                                          interest accruing at the applicable
                                          Certificate Interest Rate on the
                                          related Class Principal Balance during
                                          the related Accrual Period.

Basis Risk Shortfall:                     The excess, if any, of the interest
                                          Class 1-A-1, Class 1A-2, Class 1-A-3,
                                          Class 1-A-4, Class 1- A-5, Class
                                          1-A-6, Class 2-A-1, Class 2-A-2, Class
                                          2-A-3, Class M-1, Class M-2, Class B-1
                                          and Class B-2 Certificates would have
                                          been entitled to receive on that
                                          distribution date had the pass-through
                                          rate not been subject to the Net WAC
                                          Cap.

Payment Delay:                            0 day

Issuer:                                   MASTR Adjustable Rate Mortgage Trust
                                          Series 2004-9

Depositor:                                Mortgage Asset Securitization
                                          Transactions, Inc.

Master Servicer:                          Wells Fargo Bank Minnesota, N.A.

Trustee:                                  TBD


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Transferor:                               UBS Warburg Real Estate Securities,
                                          Inc.


Servicer Advancing:                       The Servicers are required to make
                                          cash advances to cover delinquent
                                          payments of principal and interest to
                                          the extent deemed recoverable.

Optional Redemption:                      The terms of the transaction allow for
                                          a clean-up call (the "Clean-up Call")
                                          which may be exercised once the
                                          current aggregate principal balance of
                                          the Mortgage Loans is less than or
                                          equal to 5% of the initial aggregate
                                          principal balance of the Mortgage
                                          Loans.

Mortgage Loans:                           As of the Closing Date, it is
                                          anticipated that the aggregate
                                          principal balance of the Mortgage
                                          Loans will be approximately $ [].

Net WAC Cap:                              The Class 1-A-1, Class 1-A-2, Class
                                          1-A-3, Class 1-A-4, Class 1-A-5 and
                                          Class 1-A-6 Certificates will be
                                          subject to a Net WAC Cap equal to the
                                          minimum of the weighted average of the
                                          net mortgage rates on the Group 1
                                          Mortgage Loans. The Class 2-A-1, Class
                                          2-A-2 and Class 2-A-3 will be subject
                                          to a Net WAC Cap equal to the weighted
                                          average of the net mortgage rates on
                                          the Group 2 Mortgage Loans. The Class
                                          M-1, Class M-2, Class B-1 and Class
                                          B-2 Certificates will be subject to a
                                          Net WAC Cap equal to the minimum of
                                          the weighted average of the net
                                          mortgage rates on the aggregate
                                          Mortgage Loans.

Credit Enhancement:                       Credit enhancement for the
                                          Certificates will consist of (i)
                                          Excess Interest, (ii)
                                          Overcollateralization and (iii)
                                          Subordination provided to the more
                                          senior classes of certificates by the
                                          more subordinate classes of
                                          certificates

Excess Interest:                          The interest collections from the
                                          Mortgage Loans less the sum of (i) the
                                          interest paid on the Certificates; and
                                          (ii) the aggregate of all fees and
                                          payments due in respect of the
                                          Mortgage Loans.

Overcollateralization:                    Commencing in February 2005, any
                                          Excess Cashflow will be applied as
                                          principal on the Offered Certificates.
                                          This will cause the principal balance
                                          of the Mortgage Loans to exceed the
                                          Class Principal Balance of the
                                          Certificates, resulting in
                                          Overcollateralization. Any realized
                                          losses on the Mortgage Loans will be
                                          applied first to Excess Cashflow and
                                          then to Overcollateralization. In the
                                          event that the Overcollateralization
                                          is so reduced, Excess Cashflow will be
                                          directed to pay principal on the
                                          Certificates, resulting in the limited
                                          acceleration of the Certificates
                                          relative to the amortization of the
                                          Mortgage Loans, until the
                                          Overcollateralization reaches the
                                          Overcollateralization Target. Upon
                                          this event, the acceleration feature
                                          will cease, unless the amount of
                                          Overcollateralization is reduced by
                                          realized losses.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Overcollateralization
Target:                                   Prior to the Distribution Date in
                                          February 2005, the
                                          Overcollateralization Target will be
                                          zero. For any Distribution thereafter,
                                          the Overcollateralization Target will
                                          be equal to [0.75%]* of the Cut-off
                                          Date Balance (the
                                          "Overcollateralization Target").

                                          On or after the Stepdown Date, the
                                          Overcollateralization Target will be
                                          equal to [1.50%]* of the aggregate
                                          principal balance of the Mortgage
                                          Loans for the related Distribution
                                          Date, subject to a floor of [0.75%]*
                                          (the " O/C Floor") of the Cut-off Date
                                          Balance of the Mortgage Loans;
                                          provided, however, that if a Trigger
                                          Event (as described herein) is in
                                          effect on the related Distribution
                                          Date, the Overcollateralization Target
                                          will be equal to the
                                          Overcollateralization Target on the
                                          Distribution Date immediately
                                          preceding the Distribution Date on
                                          which such Trigger Event is in effect.

Excess Cashflow:                          "Excess Cashflow" for any Distribution
                                          Date will be equal to the available
                                          funds remaining after interest and
                                          principal distributions as described
                                          under Clauses 1) and 2) of "Priority
                                          of Distributions."

Trigger Event:                            A "Trigger Event" will be in effect on
                                          a Distribution Date on or after the
                                          Stepdown Date if either (or both) a
                                          Delinquency Trigger or a Cumulative
                                          Loss Trigger is in effect on such
                                          Distribution Date.

Stepdown Date:                            The earlier to occur of:

                                          i.    the Distribution Date on which
                                                the aggregate principal balance
                                                of the Senior Certificates is
                                                reduced to zero; and

                                          ii.   the later to occur of:

                                                a.  the Distribution Date in
                                                    October 2007.

                                                b.  the first Distribution Date
                                                    on which the aggregate
                                                    principal balance of the
                                                    Senior Certificates after
                                                    allocation of principal
                                                    remittance amount is less
                                                    than or equal to [83.90%]*
                                                    of the aggregate principal
                                                    balance of the Mortgage
                                                    Loans for such Distribution
                                                    Date.

Allocation of Losses:                     Any realized losses on the Mortgage
                                          Loans not covered by Excess Interest
                                          or Overcollateralization will be
                                          allocated to each class of Mezzanine
                                          and Subordinate Certificates in the
                                          following order: to the Class B-2,
                                          Class B-1, Class M-2 and Class M-1
                                          Certificates, in that order, in each
                                          case until the respective Class
                                          Principal Balance of such class of
                                          Mezzanine or Subordinate Certificates
                                          has been reduced to zero.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                =================================================

                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

*Subject to change based on final approval by rating agencies.



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                =================================================

                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Priority of Distributions:                Available funds from the Mortgage
                                          Loans (which are net of any servicing,
                                          master servicing, trustee fees and
                                          private mortgage insurance premium
                                          fees) will be distributed in the
                                          following order of priority:

                                             1) Interest funds sequentially to
                                                (i) concurrently, to the Senior
                                                Certificates and (ii)
                                                sequentially to the Class M-1,
                                                Class M-2, Class B-1 and Class
                                                B-2 Certificates;

                                             2) Principal funds, as follows: (i)
                                                to the Senior Certificates (in
                                                the manner and priority set
                                                forth under "Senior Certificates
                                                Principal Distribution" below),
                                                then (ii) sequentially, to the
                                                Class M-1, Class M-2, Class B-1
                                                and Class B-2 Certificates, each
                                                as described more fully under
                                                "Principal Paydown" below;

                                             3) Beginning on the Distribution
                                                Date in February 2005, any
                                                remaining Excess Cashflow, to
                                                the Senior Certificates and/or
                                                Subordinate Certificates (as
                                                applicable) to build or maintain
                                                Overcollateralization as
                                                described under
                                                "Overcollateralization Target"
                                                and "Principal Paydown,"
                                                respectively;

                                             4) Any remaining Excess Cashflow to
                                                pay (i) any unpaid interest
                                                sequentially, to the Class M-1,
                                                Class M-2, Class B-1 and Class
                                                B-2 Certificates, then (ii) any
                                                unpaid realized loss amounts
                                                sequentially, to the Class M-1,
                                                Class M-2, Class B-1 and Class
                                                B-2 Certificates;

                                             5) Any remaining Excess Cashflow to
                                                pay Basis Risk Shortfalls.

                                             6) To the Class IO Certificates,
                                                any remaining amount.
                                             Proceeds from Excess Cashflow
                                             available to cover Basis Risk
                                             Shortfalls shall generally be
                                             distributed to the Senior
                                             Certificates on a pro rata basis,
                                             first based on the Class Principal
                                             Balances thereof and second based
                                             on any remaining unpaid Basis Risk
                                             Rate Shortfall, and then
                                             sequentially to the Class M-1,
                                             Class M-2, Class B-1 and Class B-2
                                             Certificates in that order.

Principal Paydown:                        Prior to the Stepdown Date or if a
                                          Trigger Event is in effect on any
                                          Distribution Date, 100% of the
                                          available principal funds from the
                                          Mortgage Loans minus the OC released
                                          amount will be paid to the Senior
                                          Certificates, provided, however, that
                                          if the Senior Certificates have been
                                          retired, such amounts will be applied
                                          sequentially, to the Class M-1, Class
                                          M-2, Class B-1 and the Class B-2
                                          Certificates.

                                          On any Distribution Date on or after
                                          the Stepdown Date, and if a Trigger
                                          Event is not in effect on such
                                          Distribution Date, all of the Senior
                                          and Mezzanine Certificates will be
                                          entitled to receive payments of
                                          principal in the following order of
                                          priority: (i) first, to the Senior
                                          Certificates (as described under
                                          "Senior Certificates Principal
                                          Distribution" below) such that the
                                          Senior Certificates in the aggregate
                                          will have [16.10%]* subordination,
                                          (ii) second, to the Class M-1
                                          Certificates such that the Class M-1
                                          Certificates will have [9.30%]*
                                          subordination, (iii) third, to the
                                          Class M-2 Certificates such that the
                                          Class M-2 Certificates will have 4.40%
                                          subordination and (iv) fourth, to the
                                          Class B-1 Certificates such that the
                                          Class B-1 Certificates will have
                                          [3.10%]* subordination and (v) fifth,
                                          to the Class B-2 Certificates such
                                          that the Class B-2 Certificates will
                                          have [1.50%]* subordination; each
                                          subject to the required
                                          Overcollateralization Target.

*Subject to change based on final approval by rating agencies.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgage Trust

                                  SERIES 2004-9

                =================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Senior Certificates
Principal Distributions:                  Group 1 Principal Distribution:

                                          Allocate 50% in the following order of
                                          priority:

                                             A. Allocate 11.770% to 1-A-5, until
                                                retired; Allocate 88.230% in the
                                                following order:

                                                    a.  If the Distribution Date
                                                        is after September 2007,
                                                        to the Class 1-A-3,
                                                        Class 1-A-6, pro-rata,
                                                        until retired;

                                                    b.  If the Distribution Date
                                                        is on or before
                                                        September 2007, to the
                                                        Class 1-A-3 and 1-A-6,
                                                        in that order, until
                                                        retired;

                                          Allocate 50% to the Class 1-A1, 1-A-2
                                          and 1-A-4, in that order, until
                                          retired.

                                          Group 2 Distribution:

                                          To the Class 2-A-1, Class 2-A2 and
                                          Class 2-A-3, pro-rata, until retired.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                               MARM 2004-9 -- 1A6

UBS WL ARM TRADING (212)713-2860

Balance   $18,741,000.00   Delay          0           Index           LIBOR_1MO | 1.61   WAC     6.168681253   WAM          359
Coupon    2.3519           Dated          09/30/2004  Mult / Margin   1 / .49            NET     5.851487      WALA         1
Settle    09/30/2004       First Payment  10/25/2004  Cap / Floor     999 / 0


------------------------------------------------------------------------------------------------------------------------------------
       Price               1                2               3           PRICING            5                6               7
                WAL            9.72            6.74            6.03            5.54            4.89            3.46            2.28
           Mod Durn           0.000           0.000           0.000           0.000           0.000           0.000           0.000
   Principal Window   Oct07 - Jan26   Oct07 - Feb17   Nov07 - Aug14   Jan08 - Nov12   May08 - Jun10   Apr07 - Jan09   Aug06 - Jun07

          LIBOR_1MO            1.61            1.61            1.61            1.61            1.61            1.61            1.61
          LIBOR_6MO          1.9375          1.9375          1.9375          1.9375          1.9375          1.9375          1.9375
          LIBOR_1YR            2.25            2.25            2.25            2.25            2.25            2.25            2.25
            CMT_1YR            1.98            1.98            1.98            1.98            1.98            1.98            1.98
             Prepay          10 CPR          20 CPR          25 CPR          30 CPR          40 CPR          50 CPR          60 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)
------------------------------------------------------------------------------------------------------------------------------------


       Yield Curve   Mat         1MO    3MO        6MO       1YR     2YR   3YR       5YR      10YR     30YR
                     Yld     1.57375   1.71    1.94125   2.34125   2.747  3.17   3.83687   4.67786    5.357
------------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                               MARM 2004-9 -- 1A4

UBS WL ARM TRADING (212)713-2860

Balance      $12,025,000.00     Delay           0             Index            LIBOR_1MO | 1.61   WAC    6.168681253    WAM     359
Coupon       2.4819             Dated           09/30/2004    Mult / Margin    1 / .62            NET    5.851487       WALA    1
Settle       09/30/2004         First Payment   10/25/2004    Cap / Floor      999 / 0


------------------------------------------------------------------------------------------------------------------------------------
        Price               1               2               3           PRICING             5               6               7
                WAL           21.20           12.31            9.83            8.08            5.70            4.03            2.46
           Mod Durn           0.000           0.000           0.000           0.000           0.000           0.000           0.000
   Principal Window   Nov24 - Jan26   Mar16 - Feb17   Nov13 - Aug14   Mar12 - Nov12   Jan10 - Jun10   Aug07 - Jan09   Dec06 - Jun07

          LIBOR_1MO            1.61            1.61            1.61            1.61            1.61            1.61            1.61
          LIBOR_6MO          1.9375          1.9375          1.9375          1.9375          1.9375          1.9375          1.9375
          LIBOR_1YR            2.25            2.25            2.25            2.25            2.25            2.25            2.25
            CMT_1YR            1.98            1.98            1.98            1.98            1.98            1.98            1.98
             Prepay          10 CPR          20 CPR          25 CPR          30 CPR          40 CPR          50 CPR          60 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

       Yield Curve Mat        1MO    3MO        6MO        1YR      2YR     3YR       5YR     10YR   30YR
                   Yld    1.57375   1.71    1.94125    2.34125    2.747    3.17   3.83687  4.67786  5.357
------------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                               MARM 2004-9 -- 2A3

UBS WL ARM TRADING (212)713-2860

Balance   $32,360,000.00  Delay          0           Index          LIBOR_1MO | 1.61  WAC      6.168681253    WAM       359
Coupon    2.2719          Dated          09/30/2004  Mult / Margin  1 / .41           NET      5.851487       WALA      1
Settle    09/30/2004      First Payment  10/25/2004  Cap / Floor    999 / 0


------------------------------------------------------------------------------------------------------------------------------------
       Price                1               2               3           PRICING            5                6               7
                WAL            7.12            3.80            3.00            2.44            1.68            1.18            0.87
           Mod Durn           6.348           3.568           2.855           2.340           1.634           1.162           0.860
   Principal Window   Oct04 - Jan26   Oct04 - Feb17   Oct04 - Aug14   Oct04 - Nov12   Oct04 - Jun10   Oct04 - Jan09   Oct04 - Jun07

          LIBOR_1MO            1.61            1.61            1.61            1.61            1.61            1.61            1.61
          LIBOR_6MO          1.9375          1.9375          1.9375          1.9375          1.9375          1.9375          1.9375
          LIBOR_1YR            2.25            2.25            2.25            2.25            2.25            2.25            2.25
            CMT_1YR            1.98            1.98            1.98            1.98            1.98            1.98            1.98
             Prepay          10 CPR          20 CPR          25 CPR          30 CPR          40 CPR          50 CPR          60 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

       Yield Curve   Mat      1MO   3MO      6MO      1YR    2YR    3YR       5YR     10YR    30YR
                     Yld  1.57375  1.71  1.94125  2.34125  2.747   3.17   3.83687  4.67786   5.357
------------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.